SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 17, 2010
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000 – 26099	94-3327828
(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2010, Farmers & Merchants Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) for which the Board of Directors solicited proxies.  The only matter voted upon at the Meeting was the election of eight (8) directors for the Company. All eight nominees listed below were elected and the results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stewart C. Adams, Jr.	549,410	13,877	0
Kevin Sanguinetti	549,940	13,347	0
Edward Corum, Jr.	549,943	13,344	0
Bruce A. Mettler	549,972	13,315	0
Carl Wishek, Jr.	549,645	13,642	0
Kent A. Steinwert	543,944	19,343	0
Calvin (Kelly) Suess	549,972	13,315	0
James E. Podesta	549,857	13,430	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

By	/s/ Stephen W. Haley

Stephen W. Haley
Executive Vice President
& Chief Financial Officer

Date:  May 18, 2010